UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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MARSHALL FUNDS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MARSHALL FUNDS, INC.

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

                        , 2009

Dear Shareholder:

I am writing to inform you of the upcoming annual meeting of shareholders of Marshall Funds, Inc. (the “Corporation”) with respect to all of its portfolios (the “Funds”) to be held at [8:00 a.m. (Central Time), Wednesday, August 5, 2009], at the offices of the Corporation at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. At this meeting, you are being asked to vote on the following important proposals: (1) to elect seven directors to the Board of Directors of the Corporation, (2) to modify each Fund’s fundamental investment limitation regarding lending and (3) to convert each Fund’s investment objective from fundamental to non-fundamental.

The Board of Directors of the Corporation has unanimously approved these proposals and recommends that you vote in favor of each proposal.

The enclosed materials provide more information about these proposals. Please review and consider each of the proposals carefully. Whether or not you plan to attend the annual meeting, please sign and return the enclosed proxy card in the postage prepaid envelope provided. You also may vote by toll-free telephone or by Internet according to the instructions noted on the enclosed proxy card.

Thank you for investing in the Funds and for your continuing support.

Sincerely,

John M. Blaser

President

MARSHALL FUNDS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The annual meeting of shareholders of the following investment portfolios (each, a “Fund” and collectively, the “Funds”) of Marshall Funds, Inc., a Wisconsin corporation (the “Corporation”), will be held on [Wednesday, August 5, 2009 at 8:00 a.m.] (Central Time) at the offices of the Corporation at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202:

Marshall Government Money Market Fund	Marshall Core Plus Bond Fund
Marshall Tax-Free Money Market Fund	Marshall Large-Cap Value Fund
Marshall Prime Money Market Fund	Marshall Large-Cap Growth Fund
Marshall Short-Term Income Fund	Marshall Mid-Cap Value Fund
Marshall Short-Intermediate Bond Fund	Marshall Mid-Cap Growth Fund
Marshall Intermediate Tax-Free Fund	Marshall Small-Cap Growth Fund
Marshall Government Income Fund	Marshall International Stock Fund
Marshall Corporate Income Fund	Marshall Emerging Markets Equity Fund
Marshall Aggregate Bond Fund

At the annual meeting, shareholders will be asked to consider and vote upon the following proposals:

1.	To elect seven directors;

2.	To modify each Fund’s fundamental investment limitation regarding lending; and

3.	To convert each Fund’s investment objective from fundamental to non-fundamental;

and to consider and act upon any other business which may properly come before the annual meeting or any adjournments thereof.

Only shareholders of record at the close of business on [Friday, June 12], 2009, the record date for the annual meeting, shall be entitled to notice of, and to vote at, the annual meeting or any adjournments thereof.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY OR PROXY VOTE BY

TOLL-FREE TELEPHONE OR INTERNET IN ACCORDANCE WITH THE

INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

As a shareholder of the Corporation, you are asked to attend the annual meeting either in person or by proxy. If you are unable to attend the annual meeting in person, we urge you to vote by proxy. You can do this in one of three ways: by (1) completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number or (3) using the Internet. Your prompt voting by proxy will help assure a quorum at the annual meeting and avoid additional expenses to the Funds associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the annual meeting. You may revoke your proxy before it is exercised at the annual meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card.

By Order of the Board of Directors,

Angela L. Pingel

Secretary

Milwaukee, Wisconsin

                        , 2009

2

MARSHALL FUNDS, INC.

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

AUGUST 5, 2009

General

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Marshall Funds, Inc. (the “Corporation”) with respect to the 17 investment portfolios of the Corporation (each, a “Fund,” and collectively, the “Funds”). The Funds are:

Marshall Government Money Market Fund	Marshall Core Plus Bond Fund
Marshall Tax-Free Money Market Fund	Marshall Large-Cap Value Fund
Marshall Prime Money Market Fund	Marshall Large-Cap Growth Fund
Marshall Short-Term Income Fund	Marshall Mid-Cap Value Fund
Marshall Short-Intermediate Bond Fund	Marshall Mid-Cap Growth Fund
Marshall Intermediate Tax-Free Fund	Marshall Small-Cap Growth Fund
Marshall Government Income Fund	Marshall International Stock Fund
Marshall Corporate Income Fund	Marshall Emerging Markets Equity Fund
Marshall Aggregate Bond Fund

Each Fund, except Marshall Government Money Market Fund, Marshall Tax-Free Money Market Fund, Marshall Intermediate Tax-Free Fund and Marshall Core Plus Bond Fund, consists of three classes of shares, Investor Class (“Class Y”), Advisor Class (“Class A”) and Institutional Class (“Class I”). Marshall Government Money Market Fund, Marshall Tax-Free Money Market Fund and Marshall Core Plus Bond Fund each consist of two classes of shares, Class Y and Class I. Marshall Intermediate Tax-Free Fund consists of a single class of shares, Class Y.

The annual meeting of shareholders will be held at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202, on [Wednesday, August 5, 2009, at 8:00 a.m.] (Central Time) and at any adjourned session thereof, for the purposes set forth in the enclosed notice of annual meeting of shareholders.

The Corporation is making this Proxy Statement available on the Internet instead of mailing a printed copy of these materials to each shareholder. Shareholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials unless a copy is requested, as described below. Instead, the Notice contains instructions as to how shareholders may access and review all of the important information contained in the materials on the Internet, including how shareholders may submit proxies by telephone or over the Internet. It is expected that the Notice will be mailed to shareholders on or about [June 24], 2009.

If you received the Notice by mail and would prefer to receive a printed copy of the Corporation’s proxy materials, please follow the instructions for requesting printed copies included in the Notice.

Record Date/Shareholders Entitled to Vote

If you owned shares of a Fund as of the close of business on the record date, [June 12], 2009, then you are entitled to vote at the annual meeting (or any adjournments thereof). You will be entitled to one vote per full share (and a fractional vote per fractional share) for each share you own on the record date. However, you will only be allowed to vote on matters submitted to the shareholders of Funds of which you own shares. The following table sets forth the proposals and the shareholders who may vote on them:

Proposals	Shareholders Entitled to Vote
1. To elect seven directors.	All Funds
2. To modify each Fund’s fundamental investment limitation regarding lending.	Each Fund
3. To convert each Fund’s investment objective from fundamental to non-fundamental.	Each Fund

PROPOSAL 1: ELECTION OF DIRECTORS

Shareholders are being asked to elect seven nominees, all of whom currently serve as directors, to constitute the Board of the Corporation. The Board currently consists of eight directors. Mr. DeVincentis will be retiring from the Board effective August 31, 2009. [While Mr. Armel’s current term does not expire until 2011, his election at this annual meeting is proposed to align his term of office with those of the other directors. If elected, each director will hold office for a period of five years or until his or her successor is duly elected at the next annual meeting of shareholders, or until his or her death, resignation, retirement or removal.]

If all of the nominees are elected, the Board will consist of five directors who are not considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) and two directors who are considered to be “interested persons” of the Funds as defined in the 1940 Act. Current directors who are not considered to be “interested persons” of the Funds are referred to in this proxy statement as “independent directors.”

At a meeting held on [May 6, 2009], the Board, upon the recommendation of the Nominating Committee of the Board, nominated the director nominees listed in the table below. All nominees have consented to serve as directors upon their election, but if any of them should decline or be unable to act as a director, the persons named as proxies may vote in favor of such other person or persons as the Board may recommend.

Nominees for the Board

Each nominee for director of the Corporation is listed in the following table, together with information regarding his or her age and business experience during the past five years, as well as the number of Funds overseen by the director. The address of each nominee is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. The information in the following table is as of June 1, 2009, unless otherwise indicated.

INTERESTED DIRECTOR NOMINEES*

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director

John M. Blaser Age: 51	Director and President	2004-2009; since May 1999	Vice President of the M&I Investment Management Corp. (the “Adviser”) and Marshall & Ilsley Trust Company (“M&I Trust”) since 1998.	17	None

Kenneth C. Krei Age: 58	Director	2004-2009; since July 2004	Chairman of M&I Financial Advisors, Inc. since January 2005; Director and Chief Executive Officer of the Adviser since July 2003; Director, President and Chief Executive Officer of M&I Trust since July 2003; Senior Vice President of Marshall & Ilsley Corporation (a bank holding company) since July 2003.	17	None

*	Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation, the Adviser and M&I Trust. Mr. Krei is an “interested person” of the Corporation due to the positions that he holds with the Adviser, M&I Trust and Marshall & Ilsley Corporation.

INDEPENDENT DIRECTOR NOMINEES

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director

Larry D. Armel Age: 66	Independent Director	2006-2011; since September 2006	Retired; formerly, Chairman, Gold Bank Funds, from 2002 to 2005.	17	None

Benjamin M. Cutler Age: 63	Independent Director	2004-2009; since July 2004	Chairman, CEO and President, USHEALTH Group, Inc. (a health insurance company), since September 2004; Chairman, Assurant Health (a health insurer), and Executive Vice President, Assurant, Inc. (an insurance company), from 2002 to 2004; President and CEO, Fortis Health (a health insurer) from 1996 to 2003.	17	None

John A. Lubs Age: 60	Independent Director	2004-2009; since July 2004	Vice President, Mason Companies, Inc. (a footwear distributor), since October 2004; President and Chief Operating Officer, Mason Companies, Inc., from 1990 to 2004.	17	None

James Mitchell Age: 61	Independent Director	2004-2009; since March 1999	Chairman, Golner Precision Products, Inc. (a supplier of machine parts), from 2004 to 2008; Chief Executive Officer, General Automotive Manufacturing, LLC (an automotive parts manufacturing company), from 2001-2007; Chief Executive Officer, NOG, Inc. (a metal processing and consulting company) since 1999; Chairman, Ayrshire Precision Engineering (a precision machining company) since 1992.	17	None

Barbara J. Pope Age: 60	Independent Director	2004 -2009; since March 1999	President of Barbara J. Pope, P.C. (a financial consulting firm) since 1992; President of Sedgwick Street Fund LLC (a private investment partnership) since 1996; formerly, Tax Partner, Price Waterhouse.	17	None

Officers of the Funds

The officers of the Corporation are elected annually by the Board and hold the same position with all of the Funds. Each officer holds office for one year and until the election and qualification of his or her successor. The address of each officer is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. The following table contains certain information concerning the officers of the Funds as of June 1, 2009, unless otherwise indicated.

PRINCIPAL OFFICERS

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Timothy M. Bonin Age: 35	Treasurer	Re-elected by the Board annually; since February 2006	Vice President of the Adviser, since February 2006; Financial Services Audit Senior Manager, PricewaterhouseCoopers LLP, prior thereto.

John D. Boritzke Age: 52	Vice President	Re-elected by the Board annually; since October 2001	Senior Vice President of the Adviser and M&I Trust, since 2008; Vice President of the Adviser and M&I Trust, 1993-2008.

Angela L. Pingel Age: 37	Secretary	Re-elected by the Board annually; since March 2008	Vice President and Securities Counsel of the Adviser and M&I Trust since 2007; Counsel, U.S. Bancorp Fund Services LLC, 2004-2007; Associate, Krukowski & Costello, S.C. (a law firm), 2002-2004.

Stephen R. Oliver Age: 57	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Re-elected by the Board annually, Chief Compliance Officer since July 2008 and Anti-Money Laundering Officer since January 2009	Director and Vice President of M&I Distributors, LLC, since 2007; Vice President of M&I Trust and M&I Financial Advisors, Inc., since March 2006; President, Gold Bank Funds, from February 2006 to June 2006; Chief Compliance Officer, Gold Bank Funds, from December 2001 to June 2006; Senior Vice President, Gold Capital Management, Inc. (broker/dealer) and Senior Vice President, Gold Financial Services, Inc. (financial holding company), from September 1998 to March 2006; President, Gold Insurance, Inc. (full line insurance company) and President, Gold Reinsurance Company Ltd. (reinsurance company), from December 2001 to March 2006.

Responsibilities of the Board

The business and affairs of the Funds are managed under the direction of the Board, including general oversight and review of investment policies and activities of each Fund. The Board also elects the officers of the Corporation, who are responsible for supervising and administering each Fund’s day-to-day operations. The Board held [            ] meetings during the fiscal year ended August 31, 2008.

Shareholders wishing to communicate with the Board or individual directors should send such correspondence to the Board at the Corporation’s offices, 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Shareholder communications will be sent directly to the applicable Board member(s). The Corporation currently does not have a policy with respect to Board members’ attendance at shareholder meetings.

Committees of the Board

The standing committees of the Board are the Nominating Committee and the Audit Committee. These committees are comprised solely of independent directors.

Nominating Committee. The current members of the Nominating Committee are Messrs. Armel, Cutler, DeVincentis, Lubs and Mitchell and Ms. Pope. The Board has adopted a written charter of the Nominating Committee, attached as Exhibit A, pursuant to which the Nominating Committee identifies, evaluates, selects and nominates, or recommends for nomination, candidates for the Board. It also may set standards or qualifications for directors. The Nominating Committee has generally identified nominees based upon suggestions by independent directors, officers of the Adviser and/or officers of M&I Trust. The Nominating Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary. During the fiscal year ended August 31, 2008, the Nominating Committee did not meet.

Audit Committee. The current members of the Audit Committee are Messrs. DeVincentis (chair), Armel, Cutler, Lubs and Mitchell and Ms. Pope. The Board has adopted a written charter of the Audit Committee pursuant to which the Audit Committee retains the independent auditors to audit the financial statements of each Fund; meets with the independent auditors periodically to review the results of the audits and reports their results to the full Board; evaluates the independence of the auditors; and preapproves, or establishes preapproval policies and procedures concerning, all audit and non-audit services provided to the Funds. During the fiscal year ended August 31, 2008, the Audit Committee met three times.

Compensation of Directors

The Corporation pays each independent director an aggregate annual fee of $45,000. The Corporation does not pay any fees to its interested directors or officers. Neither the Corporation nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Corporation or Fund expenses. The following table shows the fees paid to the current directors by the Corporation for the fiscal year ended August 31, 2008.

Name	Aggregate Compensation From Each Fund	Pension or Retirement Benefits Accrued as Part of Each Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex Paid to Directors(1)
Larry D. Armel	*	$0	$0	$45,000
Benjamin M. Cutler	*	$0	$0	$45,000
John DeVincentis(2)	*	$0	$0	$45,000
John A. Lubs	*	$0	$0	$45,000
James Mitchell	*	$0	$0	$45,000
Barbara J. Pope	*	$0	$0	$45,000

(1)	The Marshall Funds Complex consists of one open-end registered investment company, the Corporation, consisting of 17 portfolios. Three of the portfolios, the Corporate Income Fund, Core Plus Bond Fund and Emerging Markets Equity Fund, had not commenced operations as of August 31, 2008. Each Fund pays a pro rata share of the total compensation received by each independent director.
(2)	John DeVincentis will retire from the Board effective August 31, 2009.
*	The total annual fees paid to the independent directors are allocated to each of the Funds according to such Fund’s asset size.

Beneficial Ownership of Fund Shares by the Directors

The following table sets forth the dollar range of shares beneficially owned in each Fund and in all 17 Funds by each current director and director nominee as of [                    , 2009]. The beneficial ownership is stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Name of Director	Fund	Dollar Range of Shares Owned in the Fund*	Aggregate Dollar Range of Shares Owned in All Funds

Larry D. Armel Independent Director

John M. Blaser Interested Director

Benjamin M. Cutler Independent Director

John DeVincentis Independent Director

Kenneth C. Krei Interested Director

John A. Lubs Independent Director

James Mitchell Independent Director

Barbara J. Pope Independent Director

*	Dollar range of shares owned in any Fund that is not identified in this table is “None.”

Required Vote

Directors are elected by the affirmative vote of a plurality of shares present at the annual meeting, either in person or by proxy, and entitled to vote. This means that the seven nominees who receive the largest number of votes will be elected as directors. In the election of directors, votes may be cast in favor or withheld.

Recommendation of the Board

The Board recommends that the shareholders vote FOR each of the nominees.

PROPOSAL 2: MODIFICATION OF EACH FUND’S FUNDAMENTAL INVESTMENT

LIMITATION REGARDING LENDING

Background and Reasons for the Proposal

The Securities and Exchange Commission (“SEC”) has granted an order permitting the Funds to participate in the Corporation’s interfund lending program, subject to their investment policies. This program would allow the Funds to lend cash to and borrow cash from each other for temporary purposes. The program is subject to a number of conditions, including the requirement that the interfund loan rate to be charged to the Funds under the program is (i) more favorable to the lending Fund than the rate it could obtain from otherwise investing its cash and (ii) more favorable than the lowest interest rate at which bank short-term loans would be available to the Funds.

The primary purpose of this proposal is to revise each Fund’s fundamental investment limitation to allow that Fund to participate in the Corporation’s interfund lending program in accordance with the SEC order.

The Proposal

The Board has approved, and recommends that shareholders of each Fund approve, a proposal to change each Fund’s fundamental investment limitation regarding lending as shown below.

Current Fundamental Investment Limitation Regarding Lending

Lending Cash or Securities

The Funds will not lend any of their assets except portfolio securities. Except for the International Stock Fund, loans may not exceed one-third of the value of a Fund’s total assets. This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment goal, policies, and limitations.

Proposed Fundamental Investment Limitation Regarding Lending

Lending Cash or Securities

The Funds will not lend any of their securities, or make any other loan, in excess of one-third of the value of a Fund’s total assets. This shall not prevent a Fund from purchasing or holding

U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment goal, policies, and limitations.

Required Vote

Approval of the proposal to change each Fund’s fundamental investment limitation regarding lending requires the affirmative vote of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

If shareholders approve this proposal, the change to each Fund’s investment limitation regarding lending will be implemented as soon as practicable after the Meeting. If, on the other hand, shareholders fail to approve this proposal, each Fund’s investment limitation regarding lending will remain unchanged. Each Fund’s investment limitation regarding lending will remain a fundamental policy that cannot be changed without shareholder approval.

Recommendation of the Board

The Board recommends that shareholders of each Fund vote FOR the proposed change to their Fund’s fundamental investment limitation regarding lending.

PROPOSAL 3: CONVERSION OF EACH FUND’S INVESTMENT OBJECTIVE

FROM FUNDAMENTAL TO NON-FUNDAMENTAL

Background and Reasons for the Proposal

The proposed conversion of each Fund’s fundamental investment objective to a non-fundamental investment objective would provide the Board with the flexibility permitted under current law to make timely changes to a Fund’s investment objective that it deems to be in the best interests of that Fund in response to changes in market conditions or other circumstances without the delay and expense of obtaining shareholder approval. Each Fund’s investment objective is as follows:

•	Marshall Government Money Market Fund: to provide current income consistent with stability of principal.

•	Marshall Tax-Free Money Market Fund: to provide current income exempt from federal income tax consistent with stability of principal.

•	Marshall Prime Money Market Fund: to provide current income consistent with stability of principal.

•	Marshall Short-Term Income Fund: to maximize total return consistent with current income.

•	Marshall Short-Intermediate Bond Fund: to maximize total return consistent with current income.

•	Marshall Intermediate Tax-Free Fund: to provide a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

•	Marshall Government Income Fund: to provide current income.

•	Marshall Corporate Income Fund: to maximize total return consistent with current income.

•	Marshall Aggregate Bond Fund: to maximize total return consistent with current income.

•	Marshall Core Plus Bond Fund: to maximize total return consistent with current income.

•	Marshall Large-Cap Value Fund: to provide capital appreciation and above-average dividend income.

•	Marshall Large-Cap Growth Fund: to provide capital appreciation.

•	Marshall Mid-Cap Value Fund: to provide capital appreciation.

•	Marshall Mid-Cap Growth Fund: to provide capital appreciation.

•	Marshall Small-Cap Growth Fund: to provide capital appreciation.

•	Marshall International Stock Fund: to provide capital appreciation.

•	Marshall Emerging Markets Equity Fund: to provide capital appreciation.

The Board did not approve, and is not recommending, any changes to the Funds’ investment objectives other than making them non-fundamental. The proposed conversion will not affect the investment process or the manner in which the Funds are managed. Each Fund’s current investment strategies and related risks will not change and each Fund will continue to be managed in accordance with its prospectus and statement of additional information.

The Proposal

The Board has approved, and recommends that shareholders of each Fund approve, a proposal to convert each Fund’s investment objective from fundamental to non-fundamental.

If shareholders approve the conversion of the Funds’ investment objectives to non-fundamental, the Board, going forward, may change the Funds’ investment objectives without shareholder approval. The Board currently does not intend to change any Fund’s investment objective pursuant to this authority.

Required Vote

Approval of the proposal to change the investment objective of the Fund requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

If shareholders approve this proposal, each Fund’s investment objective will become non-fundamental as soon as practicable after the Meeting. If, on the other hand, shareholders fail to approve this proposal, each Fund’s investment objective will continue to be fundamental and may not be changed without shareholder approval.

Recommendation of the Board

The Board recommends that shareholders of each Fund vote FOR the proposed change to their Fund’s investment objective.

OTHER MATTERS

The Board knows of no other matters that may come before the annual meeting, other than the proposals as set forth above. If any other matter properly comes before the annual meeting, the persons named as proxies will vote on the same in their discretion.

OTHER INFORMATION

Shares Outstanding

As of the record date the number of shares that were entitled to vote at the annual meeting was as follows:

Number of Shares
	Class Y		Class A		Class I
Marshall Government Money Market Fund	[	]	—		[	]

Marshall Tax-Free Money Market Fund	[	]	—		[	]

Marshall Prime Money Market Fund	[	]	[	]	[	]

Marshall Short-Term Income Fund	[	]	[	]	[	]

Marshall Short-Intermediate Bond Fund	[	]	[	]	[	]

Marshall Intermediate Tax-Free Fund	[	]	—		—

Marshall Government Income Fund	[	]	[	]	[	]

Marshall Corporate Income Fund	[	]	[	]	[	]

Marshall Aggregate Bond Fund	[	]	[	]	[	]

Marshall Core Plus Bond Fund	[	]	—		[	]

Marshall Large-Cap Value Fund	[	]	[	]	[	]

Marshall Large-Cap Growth Fund	[	]	[	]	[	]

Marshall Mid-Cap Value Fund	[	]	[	]	[	]

Marshall Mid-Cap Growth Fund	[	]	[	]	[	]

Marshall Small-Cap Growth Fund	[	]	[	]	[	]

Marshall International Stock Fund	[	]	[	]	[	]

Marshall Emerging Markets Equity Fund	[	]	[	]	[	]

Total Shares Entitled to Vote	[	]	[	]	[	]

Share Ownership Information

[As of                     , 200    , the officers and directors of the Corporation, as a group, owned less than 1% of each Fund’s outstanding shares. Unless otherwise noted below, as of                     , 200    , no persons owned of record or are known by the Corporation to own of record or beneficially more than 5% of any class of a Fund’s outstanding shares.]

Fund	Name and Address	Class of Shares	Number of Shares	Percent of Class
Marshall Government Money Market Fund
Marshall Tax-Free Money Market Fund
Marshall Prime Money Market Fund
Marshall Short-Term Income Fund
Marshall Short-Intermediate Bond Fund
Marshall Intermediate Tax-Free Fund
Marshall Government Income Fund
Marshall Corporate Income Fund
Marshall Aggregate Bond Fund
Marshall Core Plus Bond Fund
Marshall Large-Cap Value Fund
Marshall Large-Cap Growth Fund
Marshall Mid-Cap Value Fund
Marshall Mid-Cap Growth Fund
Marshall Small-Cap Growth Fund
Marshall International Stock Fund
Marshall Emerging Markets Equity Fund

[*	The Corporation believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.]

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) has been selected as the independent registered public accounting firm for the Funds. In its capacity as the independent registered public accounting firm, PwC audits each Fund’s financial statements and reviews each Fund’s federal and state annual income tax returns. PwC has confirmed that it is an independent registered public accounting firm and has advised the Corporation that it does not have any direct or material indirect financial interest in any Fund. Representatives of PwC are not expected to be present at the annual meeting, [but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence].

PwC Fees and Services

Aggregate fees billed to the Corporation for professional services rendered by PwC during the fiscal years ended August 31, 2008 and 2007 were as follows:

Type of Fee	2008	2007
Audit	$261,000	$253,500
Audit-Related	$49,500	$48,000
Tax	$50,500	$49,000
All Other	None	None

In the above table, “audit” fees are fees billed for professional services for the audit of each Fund’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory engagements. “Tax” fees are fees billed for professional services related to tax compliance, tax planning and tax advice.

During the last two fiscal years, there were no non-audit services rendered by PwC to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Corporation.

Audit Committee Responsibilities Regarding Auditors’ Services

The Audit Committee has adopted pre-approval policies and procedures that require it to pre-approve all audit and non-audit services performed for the Funds by its independent registered public accounting firm. The Audit Committee is also required to pre-approve certain non-audit services performed by the Funds’ independent registered public accounting firm on behalf of the Adviser and certain of the Adviser’s affiliates that provide services directly related to the operations and financial reporting of the Corporation. In accordance with its pre-approval policies and procedures, the Audit Committee pre-approved all audit and tax services provided by PwC during fiscal years ended August 31, 2008 and 2007.

Proxies

Whether you expect to be personally present at the annual meeting or not, we encourage you to vote by proxy. You can do this in one of three ways. You may complete, date, sign and return the accompanying proxy card using the enclosed postage prepaid envelope; you may vote by calling [1-800-690-6903]; or you may vote by Internet in accordance with the instructions noted on the enclosed proxy card. Your shares will be voted as you instruct. If no choice is indicated, your shares will be voted FOR the election of each director nominee and FOR each other proposal and in the discretion of the persons named as proxies on such other matters that may properly come before the annual meeting. Any shareholder giving a proxy may revoke it before it is exercised at the annual meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card, or by attending the annual meeting and voting in person. A prior proxy can also be revoked through the website or toll-free telephone number listed on the enclosed proxy card. If not so revoked, the shares represented by the proxy will be cast at the annual meeting and any adjournments thereof. Attendance by a shareholder at the annual meeting does not, in itself, revoke a proxy.

Quorum

A quorum for the annual meeting occurs if one-third of the shares of common stock of a Fund or the Corporation, as applicable, entitled to vote at the meeting are present in person or by proxy. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as shares present for purposes of determining the quorum. Abstentions and broker non-votes will not, however, be counted as voting on any proposal as to which the abstention or broker non-vote applies. In the event that a quorum is not present at the meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to a later date to permit further solicitation of votes. Any such adjournment will require the affirmative vote of a majority of shares voting on the adjournment. A shareholder vote may be taken for a proposal in this proxy statement prior to any adjournment if sufficient votes have been received for approval. When voting on a proposed adjournment, the persons named as proxies will vote all proxies that they are entitled to vote FOR approval of any proposal in favor of adjournment and will vote all proxies required to be voted AGAINST any such proposal against adjournment.

Method and Cost of Proxy Solicitation

To the extent proxies are solicited, they will be solicited by the Corporation primarily by mail. [The solicitation may also include telephone, facsimile, Internet or oral communication by certain officers or employees of the Corporation, the Adviser, M&I Trust (the Funds’ administrator and custodian) or Boston Financial Data Services, Inc. (the Funds’ transfer agent) who will not be paid for these services.] Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information and recording the shareholder’s instruction. The Corporation will bear the costs of the annual meeting, including legal costs and the costs of the solicitation of proxies, if any. Printing and mailing costs will be allocated to each of the Funds based on the number of accounts for which the printing and mailing is done with respect to each Fund. Other costs of the annual meeting will be allocated to each of the Funds according to such Fund’s asset size. The Corporation will also reimburse brokers and other nominees for their reasonable expenses in communicating with persons for whom they hold shares of the Corporation.

Copies of the Funds’ most recent annual and semi-annual reports are available without charge upon request to the Funds at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202, on the Funds’ website at www.marshallfunds.com, or by calling Marshall Funds Investor Services, toll-free, at 1-800-236-FUND.

SERVICE PROVIDERS

M&I Investment Management Corp., 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202, serves as investment adviser to each Fund. Marshall & Ilsley Trust Company N.A., 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202, an affiliate of the Adviser, serves as custodian (except for Marshall International Stock Fund and Marshall Emerging Markets Equity Fund) and administrator for the Funds. Acadian Asset Management, LLC, One Post Office Square, Boston, Massachusetts 02109 and Trilogy Global Advisors, LLC, 1114 Avenue of the Americas, 28th Floor, New York, New York 10036, serve as sub-advisers to the Marshall International Stock Fund. Trilogy Global Advisors, LLC also serves as sub-adviser to the Marshall Emerging Markets Equity Fund. Taplin, Canida & Habacht, LLC, 1001 Brickell Bay Drive, Suite 2100, Miami, Florida 33131, an affiliate of the Adviser, serves as sub-adviser to the Marshall Corporate Income Fund and Marshall Core Plus Bond Fund. UMB

Fund Services, Inc., 803 West Michigan Street, Milwaukee, Wisconsin 53233, serves as sub-administrator and portfolio accounting services agent (except for Marshall International Stock Fund and Marshall Emerging Markets Equity Fund) for the Funds. The custodian and portfolio accounting services agent for Marshall International Stock Fund and Marshall Emerging Markets Equity Fund is State Street Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. M&I Distributors, LLC, 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202, an affiliate of the Adviser, serves as the distributor to the Funds. The Funds’ transfer agent and dividend disbursing agent is Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, Massachusetts 02171. The shareholder servicing agent to the Funds is Marshall Investor Services, a division of Marshall & Ilsley Trust Company N.A., P.O. Box 1348, Milwaukee, Wisconsin 53201-1348. Legal counsel to the Funds is Vedder Price P.C., 222 North LaSalle Street, Chicago, IL 60601. The independent registered public accounting firm to the Funds is PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The Corporation is generally not required to hold annual meetings of shareholders and the Corporation generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the 1940 Act or the Corporation’s Articles of Incorporation and By-Laws. By observing this policy, the Corporation seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Corporation hereafter called should send the proposal to the Secretary of the Corporation at the Corporation’s principal offices. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the Federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Wisconsin law.

By Order of the Board of Directors,

Angela L. Pingel Secretary

Milwaukee, Wisconsin

                        , 2009

EXHIBIT A

MARSHALL FUNDS, INC.

NOMINATING COMMITTEE CHARTER

Effective as of October 25, 2004

I.	Purpose

The purpose of the Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of Marshall Funds, Inc. (the “Company”) is to provide assistance to the Board in the selection of candidates for election to the Board, including:

•

Identifying, as necessary, new candidates who are qualified to serve as directors of the Company. A copy of the initial set of guidelines for selecting Board candidates adopted by the Board of Directors is attached hereto as Appendix A.

•	Recommending to the Board the candidates for election to the Board.

II.	Composition

The Committee shall be composed entirely of Directors who are not “interested persons” of the Company within the meaning of the Investment Company Act of 1940, as amended (“Independent Directors”).

Each Committee member will complete a director and officer questionnaire on an annual basis.

Each Committee member shall be appointed by the Board and shall serve until his or her successor is appointed, until he or she resigns from the Committee, until he or she is removed from the Committee or until his or her service on the Board terminates.

III.	Committee Meetings

The Committee will meet as often as it deems necessary. The Committee may request that any officer or employee of the Company or its investment adviser, the Company’s counsel or others attend a meeting of the Committee.

The Board may appoint a Chairperson of the Committee. If a Chairperson is appointed, he or she will preside at all Committee meetings at which he or she is present and have such other duties and powers as may be determined by the Board. The Chairperson will serve until he or she resigns, is removed by the Board, or is replaced by a duly appointed successor.

At any Committee meeting, a majority of the Committee members then in office constitutes a quorum. Any action of the Committee requires the vote of a majority of the Committee members then in attendance (provided a quorum is present).

The Committee will report periodically to the Board regarding the Committee’s activities.

IV.	Responsibilities, Duties and Powers

The responsibilities, duties and powers of the Committee are as follows:

1.	Periodically review the guidelines for selecting candidates for election to the Board and recommend to the Board for adoption amendments to such guidelines that the Committee deems necessary or appropriate.

2.	Identify and evaluate, as necessary, new candidates who are qualified for Board membership.

3.	Evaluate the independence of proposed Independent Directors.

4.	Nominate proposed candidates for election to the Board.

5.	Review and ensure the continuing independence of the Independent Directors.

6.	Review and reassess the adequacy of this charter periodically and recommend any proposed changes to the Board for approval. Both a majority of the Company’s directors then in office and a majority of the Independent Directors then in office must approve any material amendments to this charter.

7.	Retain such experts, including outside counsel, as it deems appropriate.

APPENDIX A

GUIDELINES FOR SELECTING BOARD CANDIDATES

In considering possible candidates for election as a director, the Nominating Committee should consider the following guidelines.

The Board of Directors should be composed of:

•	Directors who will bring to the Board a variety of experiences and backgrounds.

•	Directors who have substantial business experience and/or financial expertise.

•	Directors who may have substantial experience outside the business community – in academia, for example.

•	Directors who will represent the best interests of the shareholders as a whole rather than special interest groups or constituencies.

Each director should:

•	Be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others.

•	Be free of any conflict of interest which would violate any applicable law or regulation or interfere with the fiduciary duties of a director.

•	Possess relevant experience which would be of value to the Company in the performance of the duties of a director.

•	Have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director.

MARSHALL FUNDS, INC.

[FUND NAME]

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of the above-referenced fund of Marshall Funds, Inc., a Wisconsin corporation (the “Corporation”), hereby appoints John M. Blaser and Angela L. Pingel, or either of them as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Corporation (the “Meeting”) to be held at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202 on [August 5, 2009, at 8:00 a.m.], local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director and “FOR” all other proposals as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

DATE:		, 2009

NOTE: Please sign exactly as your name appears on the records of the Corporation and date. If joint owners, each holder should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)	(Title(s), if applicable)

Please indicate by filling in the appropriate boxes below.

1.	To elect the new Board of Directors consisting of the following:

(1) Larry D. Armel (2) John M. Blaser (3) Benjamin M. Cutler (4) Kenneth C. Krei	(5) John A. Lubs (6) James Mitchell (7) Barbara J. Pope	☐	FOR all nominees listed (except as marked to the contrary at left).	☐	WITHHOLD AUTHORITY to vote for all nominees listed at left

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) on the line above.)

		FOR	AGAINST	ABSTAIN
2.	To modify each Fund’s fundamental investment limitation regarding lending.	☐	☐	☐

3.	To convert each Fund’s investment objective from fundamental to non-fundamental.	☐	☐	☐

To vote and otherwise represent the above-signed shareholder(s) on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

WE NEED YOUR VOTE BEFORE [August 5, 2009]

Your vote is important. If you are unable to attend the Meeting in person, we urge you to authorize the proxies to cast your votes, which is commonly known as proxy voting. You can do this in one of three ways: by (1) completing, signing, dating and promptly returning this proxy card using the enclosed postage prepaid envelope, (2) calling a toll-free telephone number at [1-800-690-6903] or (3) voting on a web site at [www.proxyweb.com]. Your prompt voting by proxy will help assure a quorum at the Meeting. Voting by proxy will not prevent you from personally casting your votes at the Meeting. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person. A prior proxy can also be revoked through the website or toll-free telephone number noted herein.